EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 02.02.07

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Note 2 below
JACKUPS (44)
1	GSF Adriatic I	300'	MLT 116-C	Angola		Contracted	late Feb 06	early Apr 07	low $110s	44-day farmout early Oct 06 in mid $140s; followed by 2-year commitment in high $180s; (7-days inspections early Jul 07 at zero dayrate)
2	GSF Adriatic II	350'	MLT 116-C	Angola		Contracted	late Nov 04	late May 07	mid $50s	Followed by 7-day survey late May 07 at zero dayrate; followed by 2-year commitment in high $180s
3	GSF Adriatic III	350'	MLT 116-C	Gulf of Mexico	Yes	Contracted	early Jul 06	early Mar 07	low $130s	Followed by 35-days maintenance at zero dayrate; (5-days repairs early Oct 06 at zero dayrate; 2-days repairs late Dec 06 at zero dayrate)
4	GSF Adriatic V	300'	MLT 116-C	Angola	Yes	Contracted	late Sep 04	early Apr 07	mid $50s	Followed by 10-day survey early Apr 07 at zero dayrate; followed by 2-year commitment in high $180s; (1-day repairs at zero dayrate early Jan 07)
5	GSF Adriatic VI	300'	MLT 116-C	Cameroon	Yes	Contracted	late Dec 06	late May 07	mid $140s	Followed by 2-month contract in low $180s (Gabon); followed by 1-month contract in mid $190s; followed by 9-month contract in low $210s (Nigeria)
6	GSF Adriatic VIII	328'	MLT 116-C	Nigeria		Contracted	late Mar 06	late Mar 07	mid $140s	Followed by 2-year contract in high $180s; (7-day inspection early Aug 07 at zero dayrate)
7	GSF Adriatic IX	350'	MLT 116-C	Gabon		Contracted	early Jan 07	late Jun 08	mid $150s	(10-days inspection early Jul 07 at zero dayrate)
8	GSF Adriatic X	350'	MLT 116-C	Egypt		Contracted	early Nov 06	early Nov 08	low $160s	(1-day repairs early Nov 06 at zero dayrate; 3-days repairs mid Dec 06 at zero dayrate; 6-days inspection early Nov 07 in high $140s)
9	GSF Adriatic XI	300'	MLT 116-C	Vietnam	Yes	Contracted	mid Feb 06	late Jun 07	low $110s	Followed by 1-year contract in low $210s; (14-days on standby early Dec 06 at zero dayrate; 7-days maintenance early Jul 07 at zero dayrate)
10	GSF Baltic	375'	MLT SUPER300	Guinea Bissau	Yes	Contracted	early Feb 07	mid Apr 07	low $240s	Followed by 22-day MOB to Nigeria in low $210s; followed by 7-day inspection at zero dayrate; followed by 2-year contract at $205; (9-days idle early Jan 07 at zero dayrate)
11	GSF Britannia	200'	Bret Engineering	UK North Sea	Yes	Contracted	late Mar 05	mid Feb 07		(First year in mid $50s; second year in low $60s); followed by 1-year contract in low $60s; followed by 1-year option in low $60s; (15-day survey late Feb 07 in mid $30s; followed by 6-day survey mid Mar 07 at zero dayrate)
12	GSF Compact Driller	300'	MLT 116-C	Thailand		Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Jan 07 thru Mar 07 estimated in high $180s; followed by 18-month contract in low $210s; (7-days inspection early Sep 07 at zero dayrate)
13	GSF Constellation I	400'	F&G JU 2000	Trinidad		Contracted	early Aug 04	early Aug 07	mid $70s
14	GSF Constellation II	400'	F&G JU 2000	Egypt	Yes	Contacted	late May 06	late Mar 07	low $170s	Followed by 3-year contract in high $180s; (6-days inspection early Feb 07 at zero dayrate)
15	GSF Galaxy I	400'	F&G L-780 Mod VI	UK North Sea		Contracted	late Aug 05	mid Jun 07	at $100	Followed by 3-week contract at $105; followed by 2 1/2-month contract at $300; followed by 3-month contract at $100; followed by 6-month contract in mid $110s; followed by 3-month contract in high $220s
16	GSF Galaxy II	400'	KFELS Mod VI	Mob to North Sea	Yes	MOB	late Jan 07	mid Feb 07	zero	Followed by 39-days upgrades late Feb 07 to late Mar 07 at zero dayrate; followed by 6-month commitment starting late Mar 07 at $300 with ADT Int’l (see Note 4 below); followed by 5-month contract in mid $310s; (5-days idle late Dec 06 at zero dayrate; 27-days idle early Jan 07 at zero dayrate)
17	GSF Galaxy III	400'	KFELS Mod VI	UK North Sea		Contracted	early Oct 06	late Sep 07	at $103	Followed by 9-month contract at $104; followed by 24-month priced option at $104
18	GSF Galveston Key	300'	MLT 116-C	Vietnam		Contracted	late Mar 06	late Mar 08	high $140s	(14-days repairs early May 07 at zero dayrate)
19	GSF High Island I	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Jan 07	late Feb 07	low $70s	(39-days idle late Nov 06 to late Dec 06 at zero dayrate; 26-days idle early Jan 07 at zero dayrate; 105-days repairs early Jul 07 to mid Oct 07 at zero dayrate)
20	GSF High Island II	270'	MLT 82-SD-C	MOB to Arabian Gulf		MOB	early Jan 07	late Feb 07	zero	Followed by 2 1/2-month shipyard upgrade at zero dayrate; followed by 4-year contract in mid $160s; (48-days idle at zero dayrate mid Nov 06 to late Dec 06; 4-days idle at zero dayrate early Jan 07)
21	GSF High Island III	250'	MLT 82-SD-C	Gulf of Mexico		Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 3 below
22	GSF High Island IV	270'	MLT 82-SD-C	Arabian Gulf	Yes	Upgrades	mid Jan 07	late Mar 07	zero	Followed by 4-year contract in mid $160s; (31-days Oct 06 and 27-days Nov 06 idle, all at zero dayrate; 3-days Nov 06, 31-days Dec 06 and 15-days Jan 07 MOB, all at zero dayrate)
23	GSF High Island V	270'	MLT 82-SD-C	Gabon		Contracted	early Jul 06	late Feb 07	mid $80s	Followed by 2-month contract in mid $80s (Cameroon); (14-days repairs early Aug 07 at zero dayrate)
24	GSF High Island VII	250'	MLT 82-SD-C	Cameroon		Contracted	late Aug 06	early Mar 07	high $90s	Followed by 17-month contract in low $160s; (30-days repairs early Apr 07 at zero dayrate)
25	GSF High Island VIII	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Idle	late Jan 07		zero	(1-day downtime late Dec 06 at zero dayrate)
26	GSF High Island IX	250'	MLT 82-SD-C	Nigeria	Yes	Contracted	late Jun 06	late Jun 07	mid $140s	Followed by 2-year contract in low $150s; (1-day repairs early Jan 07 at zero dayrate; 7-day inspection early Aug 07 at zero dayrate)
27	GSF Key Gibraltar	300'	MLT 84-C (modified)	Thailand	Yes	Contracted	mid Jan 07	mid Jun 07	at $203	Followed by 4-month contract in low $190s; followed by 1-year contract at $205; (5-day inspection early Mar 07 at zero dayrate)
28	GSF Key Hawaii	300'	Mitsui 300-C	Qatar	Yes	Contracted	early Dec 06	late May 07	mid $190s	(30-days repairs Jun 07 at zero dayrate)
29	GSF Key Manhattan	350'	MLT 116-C	Egypt		Contracted	early Jul 06	early Jul 08		(first year in mid $130s; second year in mid $150s); ( 6-days inspections mid Jun 07 in low $130s)
30	GSF Key Singapore	350'	MLT 116-C	Egypt		Contracted	early Jun 06	late May 08		(first year in mid $130s; second year in mid $150s); (6-days repairs mid Aug 07 in low $150s)
31	GSF Labrador	300'	CFEMT-2005-C	UK North Sea	Yes	Contracted	early Jul 06	late Apr 07	low $90s	Followed by 8-month contract in low $170s; followed by 6-month contract in low $220s
32	GSF Main Pass I	300'	F&G L780-II	Arabian Gulf	Yes	Upgrades	late Jan 07	mid May 07	zero	Followed by 4-year contract in mid $160s; (31-days repairs Oct 06, 30-days Nov 06 and 16-days Dec 06, all at zero dayrate; 15-days mid Dec 06 and 25-days early Jan 07 MOB, all at zero dayrate)
33	GSF Main Pass IV	300'	F&G L780-II	Arabian Gulf	Yes	Upgrades	late Jan 07	late May 07	zero	Followed by 4-year contract in mid $160s (9-days Oct 06, 30-days Nov 06 and 16-days Dec 06 idle, all at zero dayrate; 15-days mid Dec 06 and 25-days early Jan 07 MOB, all at zero dayrate)
34	GSF Magellan	350'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	mid Feb 06	late Dec 07		(First 6 1/2-months in low $140s; last 16-months in mid $140s); followed by 31-days inspections early Jan 08 at zero dayrate; followed by 4-month commitment at $300
35	GSF Monarch	350'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Jun 05	mid Mar 07		(First year in low $70s; second year in mid $70s); followed by 1-year contract in mid $70s; followed by 1-year option in mid $70s
36	GSF Monitor	350'	F&G L-780 Mod V	Trinidad		Contracted	mid Mar 06	mid Mar 09	high $140s
37	GSF Parameswara	300'	Baker Marine BMC 300 IC	Indonesia	Yes	Contracted	mid Oct 05	late Jun 08	at $101	Followed by 7-month priced option at $106; (11-days repairs early Oct 07 at zero dayrate)
38	GSF Rig 103	250'	MLT 52-C	Qatar		Contracted	early Oct 06	late Jun 07	low $130s	Followed by 25-days inspection early Jul 07 at zero dayrate; followed by 5-month contract in low $170s
39	GSF Rig 105	250'	MLT 52-C	Gulf of Suez		Contracted	mid Jun 06	mid Mar 07	mid $80s	(24-days repairs early Jul 07 at zero dayrate)
40	GSF Rig 124	250'	Modec 200C-45	Gulf of Suez	Yes	Contracted	early Nov 06	late Feb 07	mid $50s	Followed by 18-month contract in low $110s; (1-day repairs early Feb 07 at zero dayrate; 6-days inspections early Feb 07 in low $50s)
41	GSF Rig 127	250'	F&G L-780 Mod II	Qatar		Contracted	early Jun 06	early Jun 07	low $120s
42	GSF Rig 134	300'	F&G L-780 Mod II	Malaysia		Contracted	mid Mar 06	mid Mar 07	high $120s	Followed by 3-year contract in mid $160s
43	GSF Rig 136	300'	F&G L-780 Mod II	Indonesia		Contracted	late Oct 06	late Apr 07	low $160s	Followed by 9-days maintenance early May 07 at zero dayrate; followed by 6-month commitment in low $160s; followed by 6-month contract in low $210s
44	GSF Rig 141	250'	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	mid Feb 06	mid Feb 07	low $70s	Followed by 2-month commitment in mid $110s; (14-days repairs early Jan 07 at zero dayrate; 3-days inspections Sep 07 at zero dayrate)

SEMISUBMERSIBLES (11)

1	GSF Aleutian Key	2,300'	F&G Enhanced Pacesetter	Angola		Contracted	mid Dec 06	mid Jul 08	low $350s	(7-days inspections early Nov 07 at zero dayrate)
2	GSF Arctic I	3,400'	F&G L-907	Gulf of Mexico		Contracted	late Nov 06	early Apr 07	mid $320s	Followed by 1 1/2-month contract in low $270s; followed by 45-days upgrades early May 07 to early Jul 07 at zero dayrate; followed by 2-month MOB to Brazil in mid $260s; followed by 34-month contract in low $270s; (10-days downtime early Oct 06 at zero dayrate)
3	GSF Arctic II	1,200'	F&G L-907	UK North Sea	Yes	Contracted	early Sep 06	late Feb 07	low $180s	Followed by 2-month contract with ADT Int’l at $200 (see Note 4 below); followed by 2 1/2-month contract at $200; followed by 2-month contract in low $420s; followed by 2-month contract in low $380s; followed by 35-days repairs mid Nov 07 at zero dayrate; followed by 4-month contract in low $420s; followed by 2-month contract in mid $420s; (5-days repairs at zero dayrate late Nov 06; 13-days repairs at zero dayrate mid Dec 06)
4	GSF Arctic III	1,800'	F&G L-907	UK North Sea	Yes	Contracted	late Jan 07	mid Jan 08	low $350s	(4-days repairs late Nov 06 at zero dayrate)
5	GSF Arctic IV	1,800'	F&G L-907	UK North Sea	Yes	Inspections	early Feb 07	late Feb 07	zero	Followed by 3-month contract at $200; followed by 3-year contract in mid $270s; (19-days repairs early Nov 06 at zero dayrate; 3-days repairs mid Dec 06 at zero dayrate)
6	GSF Celtic Sea	5,750'	F&G L-907	Gulf of Mexico	Yes	Contracted	mid Jan 07	early Feb 07	mid $170s	Followed by 2-month contract in high $460s; followed by 21-days maintenance early Apr 07 at zero dayrate; followed by 2-month MOB to Brazil in low $340s; followed by 3-month contract in low $340s; followed by 2-month MOB to GOM in low $340s; followed by 5-month contract in mid $330s; (14-days repairs late Oct 06 to mid Nov 06 at zero dayrate)
7	GSF Development Driller I	7,500'	F&G ExD	Gulf of Mexico		Contracted	mid Jun 06	mid Jun 08	low $210s	Followed by 4-year contract in low $510s; (2-days repairs early Oct 06 at zero dayrate)
8	GSF Development Driller II	7,500'	F&G ExD	Gulf of Mexico	Yes	Contracted	mid Nov 05	mid Nov 08	low $180s	(1-days repairs early Jan 07 at zero dayrate)
9	GSF Grand Banks	1,500'	AKER H-3.2	East Canada	Yes	Contracted	mid Jan 06	mid Jan 08	mid $140s	(6-days repairs late Dec 06 at zero dayrate; 8-days repairs early Jan 08 at zero dayrate)
10	GSF Rig 135	2,400'	F&G 9500 Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	late Feb 06	late Feb 07	at $300	Followed by 4-month contract in mid $320s; followed by 62-days repairs early Jul 07 to late Aug 07 in mid $190s; followed by 2 1/2-year contract in mid $320s (Congo); followed by 4-month contract in low $380s; (2-days downtime early Oct 06 at zero dayrate; 1-day downtime late Nov 06 at zero dayrate)
11	GSF Rig 140	2,400'	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	late Oct 06	late Feb 07	mid $220s	(First 3-weeks of Jan 07 at $305); followed by 28-day MOB in mid $280s; followed by 42-days upgrades late Mar 07 to early May 07 at zero dayrate; followed by 40-day MOB to Angola in mid $280s; followed by 2-year contract at $305 (Angola); Late Oct 06 - late Dec 06 contract with ADT Int’l (see Note 4 below)

DRILLSHIPS (3)

1	GSF C.R. Luigs	9,000'	GMDC	Gulf of Mexico	Yes	Contracted	mid Sep 06	mid Sep 07	mid $220s	Followed by 2-year contract in low $390s; followed by 4-year contract in low $510s; (3-days repairs early Oct 06 at zero dayrate; 20-days inspections early Jul 07 at zero dayrate)
2	GSF Explorer	7,800'	GMDC	Gulf of Mexico	Yes	Contracted	late Apr 06	early Jun 07	see comments	(First 9-weeks in mid $230s, last 10-months in low $240s); Followed by 12-days inspections mid Jun 07 at zero dayrate; followed by 12-days inspections late Jun 07 in low $230s; followed by 40-day MOB to Angola in low $360s; followed by 2-year contract in high $390s; (1-day downtime at zero dayrate late Dec 06)
3	GSF Jack Ryan	8,000'	GMDC	Angola	Yes	Contracted	mid Sep 06	late Apr 07	low $270s	Followed by 2-months upgrades at reduced dayrate in mid $250s; followed by 2-year contract in high $290s; followed by 4-year contract in mid $420s

	Owned by Third Party (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information -See Note 2 below

1	Dada Gorgud	1,557'	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	high $80s
2	Istiglal	2,297'	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	mid $90s

Note 1: In addition to the dayrate revenues set forth in this fleet status table, the company receives other miscellaneous contract drilling revenues not included in the table. These revenues are the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. During the first, second and third quarters of 2006, other miscellaneous contract drilling revenues totaled $42.7 million, $25.5 million and $32.8 million, respectively. For the fourth quarter of 2006, we anticipate that other miscellaneous contract drilling revenues will be approximately $29.5 million, but such revenues could vary due to the type of services provided.

In addition to other miscellaneous contract drilling revenues, the company receives contract drilling expense reimbursements. During the first, second and third quarters of 2006, contract drilling expense reimbursements totaled $24.3 million, $18.8 million and $17.4 million, respectively. For the fourth quarter of 2006, we anticipate that contract drilling expense reimbursements will be approximately $23.7 million, but such reimbursements could vary due to the type of services provided. For the first, second, third and fourth quarters of 2007, we anticipate that other miscellaneous contract drilling revenue will be approximately $19.1 million, $22.7 million,
$27.3 million and $26.8 miilion, respectively, but such revenues could vary due to the type of of services provided.

Note 2: Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication of guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts. For the first, second, third and fourth quarters of 2007, we anticipate that contract drilling expense reimbursements will be approximately $23.4 million, $23.6 million, $23.6 million and $23.5 million, respectively, but such reimbursements could vary due to the type of services provided.

Note 3: Hurricane Rita caused considerable damage to the GSF High Island III and the GSF Adriatic VII. During the second quarter of 2006, we decided to dispose of these rigs. In December 2006, we sold the GSF Adriatic VII to a third party for a purchase price of approximately $30 million. We are continuing to evaluate whether to sell the GSF High Island III to a third party or to declare it a constructive total loss.

Note 4: For the period of time Rig 140, the Arctic I and the Galaxy II are contracted to Applied Drilling Technology International, the drilling management services division of the Company’s U.K. operating subsidiary, accounting rules require that we eliminate the revenues that relate to those contracts.
Consolidated operating income will not be effected by these eliminations.

Forward-Looking Statements:

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) the anticipated amounts of miscellaneous contract drilling revenues and contract drilling expense reimbursements; (b) estimated dayrates; (c) current term, start and end dates of contracts; and (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) general economic and business conditions; (b) customer preferences; (c) the political environment of oil producing regions; and (d) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We caution investors not to place undue reliance on forward-looking statements, and do not undertake any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Definitions:
low = 0, 1, 2, 3.999 ie: 50,000 - 53,999
mid = 4, 5, 6.999 ie: 54,000 - 56,999
high = 7, 8, 9.999 ie: 57,000 - 59,999